UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2006

AMERICAN HOME MORTGAGE SECURITIES LLC (as depositor under an Indenture dated as of June 30, 2006, providing for, inter alia, the issuance of Mortgage-Backed Grantor Trust Certificates, Series 2006-2)

American Home Mortgage Securities LLC
(Exact name of registrant as specified in its charter)

DELAWARE	333-131636-01	20-0103914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Broadhollow Road Melville, New York		11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (516) 396-7700

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a 12(b) under the Exchange Act (17 CFR 240.14a 12(b))

[   ] Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[   ] Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events.

The financial statements of CIFG Assurance North America, Inc. (“CIFG”) as of December 31, 2005 and 2004, are included in this Form 8-K. The financial statements have been audited by PricewaterhouseCoopers LLP. The consent of PricewaterhouseCoopers LLP to the inclusion of their audit reports on such financial statements in this Form 8-K and to their being referred to as “Experts” in the Prospectus Supplement relating to the American Home Mortgage Investment Trust 2006-2, are attached hereto, as Exhibit 23.1. The financial statements of CIFG as of December 31, 2005 and 2004 are attached hereto as Exhibit 99.1.

In addition, the unaudited financial statements of CIFG as of March 31, 2006 and for the three month period ended March 31, 2006 are attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)        Not applicable

(b)        Not applicable

(c)        Exhibits:

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Financial statements of CIFG as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.
99.2	Financial statements of CIFG as of March 31, 2006 and for the three month period ended March 31, 2006 and 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOME MORTGAGE SECURITIES LLC

By:	/s/ Alan B. Horn
Name:	Alan B. Horn
Title:	Executive Vice President

Dated: June 30, 2006

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Financial statements of CIFG as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.
99.2	Financial statements of CIFG as of March 31, 2006 and for the three month period ended March 31, 2006 and 2005.